UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2023 (July 12, 2023)

HEALTHCARE AI ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41145	98-1585450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 The Green, Ste 15614

Dover DE 19901

(Address of principal executive offices, including zip code)

(917) 446-0469

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	HAIAU	The Nasdaq Stock Market, LLC

Class A Ordinary Share, par value $0.0001 per share	HAIA	The Nasdaq Stock Market, LLC

Warrant, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	HAIAW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The disclosure contained in Item 2.03 is incorporated by reference in this Item 1.01

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 12, 2023, Healthcare AI Acquisition Corp. (the “Company”) issued one unsecured promissory note (the “Note”) in an amount of $100,000, to Atticus Ale, LLC (“Sponsor”), for having deposited into the Company’s trust account two payments of $50,000 in order to extend the amount of time it has available to complete a business combination until August 14, 2023. The Note does not bear interest and matures upon closing of a business combination by the Company.

The foregoing description of the Note is qualified in its entirety by reference to the full text of the Note, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On July 12, 2023, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing that the Company has extended the period of time it will have to consummate its initial business combination by a further one month, or until August 14, 2023.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events

As previously disclosed, on June 09, 2023, the Company held an extraordinary general meeting (the “Special Meeting”) of shareholders to consider, among other things, proposals to extend the time to complete a business combination as approved by the Company’s shareholders in accordance with the Company’s amended and Amended and Restated Memorandum of Association and Articles of Association (the “Articles of Association”).  At the Special Meeting, the shareholders of the Company approved a special resolution to the Articles of Association to extend the time to consummate a business combination until June 14, 2024, on a month-to-month basis by depositing $50,000 into the Company’s trust account for each one month extension. The requisite number of shareholders at the Special Meeting voted in favor of these proposals.

On July 12, 2023, the Sponsor deposited $50,000 into the Company’s trust account to extend the time available to the Company to consummate its initial business combination from July 14, 2023 until August 14, 2023.

Item 9.01. Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION
99.1	Press Release dated July 12, 2023
10.1	Promissory Note, dated July 12, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE AI ACQUISITION CORP.

Dated: July 13, 2023	By:	/s/ Zikang Wu
Name: Zikang Wu
Title: Chief Executive Officer

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